Exhibit 10(vv)

CONFORMED COPY

AMENDMENT NO. 1

dated as of December 19, 2001

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of November 20, 2001

     This AMENDMENT NO. 1 (the “Amendment”) is executed as of December 19, 2001, among TRW RECEIVABLES INC., a Delaware corporation, as Seller, TRW INC., an Ohio corporation, as Servicer, CHARTA CORPORATION, Delaware corporation (“Charta”), CIESCO, L.P., a New York limited partnership (“CIESCO”), WCP FUNDING, INC., a Delaware corporation (“WCP”), CORPORATE RECEIVABLES CORPORATION, a California corporation (“CRC”), and CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation (“CAFCO”) (Charta, Ciesco, WCP, CRC and CAFCO are collectively referred to as the “Conduit Purchasers” and each, individually, a “Conduit Purchaser”), CITIBANK, N.A., as Committed Purchaser and Managing Agent, and CITICORP NORTH AMERICA, INC., a Delaware corporation, as Agent for the Conduit Purchasers and the Committed Purchasers. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “RPA” referred to below.

WITNESSETH:

     WHEREAS, the Seller, the Servicer and the other parties hereto are parties to that certain Receivables Purchase Agreement dated as of November 20, 2001 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “RPA”); and

     WHEREAS, the parties hereto have agreed to amend the RPA on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments to the RPA. The RPA is hereby amended as follows:

     1.1 The definition of “Capital” is hereby amended to add the following at the end thereof:

“and increased from time to time by amounts remitted by the Agent to any Lock-Box Bank in respect of items of payment which were returned, dishonored or otherwise not collected pursuant to the applicable Lock-Box Agreement if and to the extent such amounts have previously been applied to reduce Capital in accordance with Section 2.04(e) or (f)”

1.2 Section 2.04(d) is hereby amended and restated in its entirety as follows:

“The Servicer shall manage Collections such that on each Payment Date there are sufficient Collections and amounts on deposit in the Collection Account available to pay the amounts required to be paid in accordance with Sections 2.04(e)(i) and (ii) on such Payment Date. In connection with the foregoing, on each Payment Date prior to the Termination Date, the Servicer shall remit (out of funds then available to it from Collections or, if such Collections are insufficient, out of its own funds, subject to the proviso at the end of the last sentence of this Section 2.04(d)) to the Agent for the benefit of the Purchasers, an amount equal to the amounts required to be paid pursuant to Sections 2.04(e)(i) and (ii). In addition, if, during a “Notification Period” under (and as defined in) any Lock-Box Agreement, the Agent withdrew funds from the related Lock-Box Account which represented Collections in respect of an item of payment that was subsequently returned, dishonored or otherwise not collected, the Servicer shall remit an amount to the Agent, within one Business Day of demand therefor, equal to the amount the Agent paid to the applicable Lock-Box Bank with respect to such funds if (x) such amount had previously been remitted to the Servicer pursuant to Section 6.03 hereof and (y) such amount had not previously been applied to reduce Capital in accordance with Section 2.04(e) or (f) below. The obligations described in this Section 2.04(d) are obligations of the Servicer in its individual capacity and are not limited to Collections it then holds; provided, however, that the Servicer’s obligations under this Section 2.04(d) shall be limited to an amount equal to the aggregate amount of Collections received by the Servicer during the immediately preceding Settlement Period from funds allocated in accordance with Section 2.04(b)(i) which are not used to make Reinvestment Purchases in accordance with Sections 2.04(c)(i) or (ii) or deposited by the Servicer into the Collection Account pursuant to Section 2.04(c)(ii).

     Section 2. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the Agent shall have received a copy of this Amendment duly executed by each of the parties hereto.

     Section 3. Reference to and Effect on the RPA. Upon the effectiveness of this Amendment, (i) the Seller and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the RPA to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and (ii) each reference in the RPA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the RPA in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the RPA as amended hereby.

     Section 4. Expenses. The Seller hereby reaffirms its obligations under Section 10.06(a) of the RPA to pay the reasonable fees, costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the Agent and the Managing Agent in connection with the execution and delivery of this Amendment and the agreements and instruments related hereto.

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     Section 5. Effect. Except as otherwise amended by this Amendment, the RPA, the Sale Agreement, the Transfer Agreements and the other Facility Documents shall each continue in full force and effect and are hereby ratified and confirmed.

     Section 6. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

     Section 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

TRW RECEIVABLES INC., as Seller

By:	/s/ Edward L. Bennardo
	Name:	Edward L. Bennardo
	Title:	Assistant Treasurer

TRW INC., as Servicer

By:	/s/ Ronald P. Vargo
	Name:	Ronald P. Vargo
	Title:	Vice President and Treasurer

CITICORP NORTH AMERICA, INC., as Agent

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

CHARTA CORPORATION

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

CIESCO, L.P.

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

Signature Page
to
Amendment No. 1

CORPORATE ASSET FUNDING COMPANY, INC

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

CORPORATE RECEIVABLES CORPORATION

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

WCP FUNDING, INC

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

CITIBANK, N.A., as Committed Purchaser and Managing Agent

By:	/s/ David J. Donofrio
	Name:	David J. Donofrio
	Title:	Vice President

Signature Page
to
Amendment No. 1